OAK ASSOCIATES FUNDS

                                   PROSPECTUS

                                  March 1, 2001

                          PIN OAK AGGRESSIVE STOCK FUND
                         RED OAK TECHNOLOGY SELECT FUND
                           WHITE OAK GROWTH STOCK FUND
                       BLACK OAK EMERGING TECHNOLOGY FUND


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                      Page
     RISK/RETURN INFORMATION COMMON TO THE FUNDS .....................  3
     PIN OAK AGGRESSIVE STOCK FUND....................................  4
     RED OAK TECHNOLOGY SELECT FUND...................................  7
     WHITE OAK GROWTH STOCK FUND...................................... 10
     BLACK OAK EMERGING TECHNOLOGY FUND............................... 13
     MORE INFORMATION ABOUT FUND INVESTMENTS.......................... 16
     INVESTMENT ADVISER .............................................. 16
     PORTFOLIO MANAGERS .............................................. 17
     PURCHASING, SELLING AND EXCHANGING FUND SHARES................... 17
     DIVIDENDS AND DISTRIBUTIONS...................................... 21
     TAXES............................................................ 21
     FINANCIAL HIGHLIGHTS............................................. 22
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         OAK ASSOCIATES FUNDS.........................................Back Cover


                              About This Prospectus


Oak Associates Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help each achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility, relative to the S&P 500 Index, for each Fund is set forth in the Fund summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

The Funds principally invest in equity securities. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Funds. An investment in the Funds may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

PIN OAK AGGRESSIVE STOCK FUND

Fund Summary

Investment Goal                             Long-term capital growth

Investment Focus                            Common stock of small and mid-sized
                                            U.S. companies

Share Price Volatility                      High

Principal Investment Strategy               Investing in companies that are key
                                            performers within growing industries

Investor Profile                            Investors who want capital
                                            appreciation and who are willing to
                                            bear the risks of small cap equity
                                            investing


Investment Strategy of the Pin Oak Aggressive Stock Fund

The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies that it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it considers to have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally will not sell a company merely because it has grown above the market capitalization range if the company has additional growth potential. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum. The Adviser may sell a stock if the reason for its original purchase changes or when better opportunities are available among similar companies.

Principal Risks of Investing in the Pin Oak Aggressive Stock Fund

Although the Fund is diversified, the Adviser's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investors are also subject to the risk that the Fund's market segment, small and mid-cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.*

                            1993                     1.76%
                            1994                     0.00%
                            1995                    37.22%
                            1996                    10.78%
                            1997                     1.30%
                            1998                    49.20%
                            1999                    98.40%
                            2000                   (13.11)%

                       BEST QUARTER               WORST QUARTER
                          50.09%                     (40.86%)
                        (12/31/99)                  (12/31/00)

* The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 2000 to those of the S&P MidCap 400 Index.


                                              1 Year        5 Years        Since Inception
----------------------------------------- -------------- ---------------- -----------------
Pin Oak Aggressive Stock Fund               (13.11)%        23.61%           20.55%*
S&P MidCap 400 Index                         17.50%         20.41%           17.99%**

*        Since 8/3/92
**       Since 7/31/92


What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P MidCap 400 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                     None
Maximum Deferred Sales Charge (Load)(as a percentage of net asset value)                  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)                        None
Exchange Fee                                                                              None

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.28%
                                                                   -----
Total Annual Fund Operating Expenses                               1.02%
Fee Waivers and Expense Reimbursements                            (0.02%)
                                                                  -------
Net Expenses                                                       1.00%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this prospectus. For more information about these fees, see "Investment Adviser."


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 Year              3 Years             5 Years             10 Years
           $102                $323                $561                $1,246

RED OAK TECHNOLOGY SELECT FUND

Fund Summary

Investment Goal                         Long-term capital growth

Investment Focus                        U.S. common stocks

Share Price Volatility                  High

Principal Investment Strategy           Investing  in  common  stocks of a small
                                        number of companies that have strong potential to benefit from technology

Investor Profile                        Investors who want  significant  growth,
                                        and who are willing to bear the risks of a non-diversified, industry concentrated fund

Investment Strategy of the Red Oak Technology Select Fund

The Fund primarily invests in common stocks of companies which rely extensively on technology in their product development or operations, or which the Adviser expects to benefit from technological advances and improvements. The Fund is concentrated (invests at least 25% of its total assets) in "technology companies" which develop, produce or distribute products or services related to computers, semi-conductors and electronics. In addition, the Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. The Adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum. The Adviser may sell a stock if the reason for its original purchase changes or when better opportunities are available among technology companies.

Principal Risks of Investing in the Red Oak Technology Select Fund

To the extent that the Fund's investments are focused in issuers conducting business in technology industries, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The prices of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some technology companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investors are also subject to the risk that the Fund's market segment, growth stocks of technology companies, may underperform other equity market segments or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.*

                         1999                143.40%
                         2000                (10.52)%

                       Best Quarter       Worst Quarter
                          68.68%             (44.65)%
                        (12/31/99)         (12/31/00)

* The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 2000 to those of the NASDAQ 100 Index.

                                             1 Year      Since Inception
------------------------------------------------------------------------------
Red Oak Technology Select Fund              (10.52)%         47.50%*
NASDAQ 100 Index                            (36.83)%         12.99%*

*   Since 12/31/98.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Nasdaq 100 Index is a widely-recognized, modified capitalization-weighted index of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)                        None
Exchange Fee                                                                              None


Annual Fund Operating Expenses (expenses deducted from Fund assets)*

Investment Advisory Fees                                           0.74%
Other Expenses                                                     0.27%
                                                                   -----
Total Annual Fund Operating Expenses                               1.01%
Fee Waivers and Expense Reimbursements                            (0.01%)
                                                                  -------
Net Expenses                                                       1.00%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this prospectus. For more information about these fees, see "Investment Adviser."


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 Year              3 Years             5 Years             10 Years
           $102                $321                 $557               $1,235

WHITE OAK GROWTH STOCK FUND

Fund Summary

Investment Goal                          Long-term capital growth

Investment Focus                         U.S. common stocks

Share Price Volatility                   High

Principal Investment Strategy            Investing  in  common  stocks  of large
                                         capitalization  companies  that are key
                                         performers within growing industries

Investor Profile                         Investors who want capital appreciation
                                         and who are  willing  to bear the risks
                                         of equity investing

Investment Strategy of the White Oak Growth Stock Fund

The Fund invests primarily in common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). In selecting investments for the Fund, the Adviser chooses stocks of companies which it believes have above average growth potential at attractive prices. The Adviser's investment process begins with a top-down analysis of industry sectors that it believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. It then focuses in on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum. The Adviser may sell a stock if the reason for its original purchase changes or when better opportunities are available among similar companies.

Principal Risks of Investing in the White Oak Growth Stock Fund

Although the Fund is diversified, its investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investors are also subject to the risk that the Fund's market segment, large cap growth stocks, may underperform other equity market segments or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year.*

                            1993                     (0.26%)
                            1994                      6.29%
                            1995                     52.70%
                            1996                     32.28%
                            1997                     24.30%
                            1998                     39.51%
                            1999                     50.14%
                            2000                      3.60%

                      BEST QUARTER               WORST QUARTER
                         37.53%                     (20.93%)
                       (12/31/98)                  (12/31/00)


* The performance information shown above is based on a calendar year.

This table compares the Fund's average annual total returns for the periods ended December 31, 2000 to those of the S&P 500 Index.

                                       1 Year      5 Years     Since Inception
--------------------------------------------------------------------------------
White Oak Growth Stock Fund            3.60%        28.97%        24.83%*
S&P 500 Index                         (9.11)%       18.33%        16.83%**

*        Since 8/3/92
**       Since 7/31/92

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

Fund Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                     None
Maximum Deferred Sales Charge (Load)(as a percentage of net asset value)                  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)                        None
Exchange Fee                                                                              None

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Investment Advisory Fees                                              0.74%
Other Expenses                                                        0.22%
                                                                      -----
Total Annual Fund Operating Expenses                                  0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 Year              3 Years             5 Years             10 Years
           $98                 $306                $531                $1,178

BLACK OAK EMERGING TECHNOLOGY FUND

Fund Summary

Investment Goal                          Long-term capital growth

Investment Focus                         U.S. common stocks

Share Price Volatility                   High

Principal Investment Strategy            Investing  in common  stocks of a small
                                         number   of    "emerging"    technology
                                         companies.

Investor Profile                         Investors who want  significant  growth
                                         potential,  and who are willing to bear
                                         the  risks  of a  non-diversified  fund
                                         which  focuses on  emerging  technology
                                         companies.

Investment Strategy of the Black Oak Emerging Technology Fund

The Fund primarily invests in common stocks of companies that the Adviser considers to be well positioned to become market leaders among "emerging" technology companies. Emerging technology companies are those that the Adviser believes have the potential to develop, or are expected to benefit from, new technology or significant improvements or enhancements to existing technology. Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and high-speed voice, video and data transfer combinations. The types of companies the Adviser considers to be emerging technology companies can be expected to change over time as developments in technology occur. The Fund is "non-diversified," and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Adviser's investment process begins with a top-down analysis of economic and industry sectors that it considers to have the best potential for emerging technology to drive long-term growth. It then focuses in on the present or potential key performers in those areas based on a highly subjective analysis of individual companies' fundamental values such as earnings growth potential and the quality of corporate management. The Adviser generally does not base stock selections on a company's size, but rather on its assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of small to medium capitalization companies and may own stocks of newer, less-established companies of any size. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum. The Adviser may sell a stock if the reason for its original purchase changes or when better opportunities are available among emerging technology companies.

Principal Risks of Investing in the Black Oak Emerging Technology Fund

To the extent that the Fund's investments are focused in issuers conducting business in emerging technology industries, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect those industries. The prices of emerging technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some of the companies involved in emerging technology industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund varies its holdings.

The Fund invests in smaller capitalization companies and companies with relatively short operating histories. These companies may be more vulnerable to adverse business or economic events than larger or more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, smaller capitalization stocks may be more volatile than those of larger companies. In addition, companies with little or no operating history may be more volatile than established companies with proven track records.

Investors are also subject to the risk that the Fund's market segment, growth stocks of emerging technology issuers, may underperform other segments of the equity market or the equity markets as a whole.

Performance Information

The Fund did not have a full calendar year of performance information at the time this prospectus was printed.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) None Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                         None
Redemption Fee (as a percentage of amount redeemed, if applicable)         None
Exchange Fee                                                               None

Annual Fund Operating Expenses (expenses deducted from Fund assets)*

Investment Advisory Fees                                             0.74%
Other Expenses                                                       0.46%**
                                                                    -------
Total Annual Fund Operating Expenses                                 1.20%
Fee Waivers and Expense Reimbursements                              (0.20)%
                                                                    -------
Net Expenses                                                         1.00%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year from the date of this Prospectus. For more information about these fees, see "Investment Adviser."
**       Estimated

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

            1 Year                        3 Years
             $102                            $361

More Information About Fund Investments

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI) (for information on how to obtain an SAI see the back cover of this prospectus.) Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

Investment Adviser

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees of Oak Associates Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Oak Associates, ltd. serves as the Adviser to the Funds. As of December 31, 2000, Oak Associates, ltd. had approximately $24 billion in assets under management. The Adviser's principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. For the fiscal period ended October 31, 2000, Oak Associates ltd. received advisory fees as a percentage of average daily net assets (after waivers and reimbursements) of:

     Pin Oak Aggressive Stock Fund             0.72%
     Red Oak Technology Select Fund            0.73%
     White Oak Growth Stock Fund               0.74%

For its services to the Black Oak Emerging Technology Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each of the Funds and to reimburse expenses in order to limit Fund total operating expenses to an annual rate of not more than 1.00% of average daily net assets.

Portfolio Managers

James D. Oelschlager has served as President of Oak Associates, ltd. and its predecessor since 1985. He has managed the Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund and co-managed the Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund since inception. He has more than 32 years of investment experience. Prior to founding Oak Associates, ltd., Mr. Oelschlager served as Director of Pension Investments/Assistant Treasurer for the Firestone Tire & Rubber Company.

Doug MacKay has served as a Research Analyst for Oak Associates, ltd. since 1991. He has co-managed the Red Oak Technology Select Fund since its inception and serves as Assistant Portfolio Manager for the Pin Oak Aggressive Stock Fund with Mr. Oelschlager and the White Oak Growth Stock Fund. He has more than 11 years of investment experience. Prior to joining Oak Associates, ltd., Mr.MacKay served as a credit analyst with Pittsburgh National Bank.

Thomas H. Hipp has served as an Equity Research Analyst for Oak Associates, ltd. since 1993 and has co-managed the Black Oak Emerging Technology Fund with Mr. Oelschlager since inception. He has more than 8 years of investment experience.

Donna Barton has served as a securities trader for Oak Associates, ltd. and its predecessor since 1985. She serves as Assistant Portfolio Manager for the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund. She has more than 22 years of investment experience.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

Shares of the Funds are for individual and institutional investors.

How to Purchase Fund Shares

You may purchase shares directly by:

o    Mail
o    Telephone
o    Wire, or
o    Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-888-462-5386. Unless you arrange to pay by wire or through ACH, write your check, payable in U.S. dollars, to "Oak Associates Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund may reject any purchase order if it determines that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order before 4:00 p.m. Eastern time.

How We Calculate NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Minimum Purchases

To purchase shares for the first time, you must invest at least $2,000 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50.

Systematic Investment Plan

If you have a checking or savings account with a bank, you may purchase shares of any Fund automatically through regular deductions from your account in amounts of at least $25 per month.

How to Sell Your Fund Shares

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-462-5386.

If you would like to close your account or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

Systematic Withdrawal Plan

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Redemptions of Your Shares

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the redemption of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission (SEC) declares an emergency or for other reasons. More information about this is in our SAI.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Dividends and Distributions

Each Fund distributes its income annually and each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable as ordinary income or capital gains whether or not you reinvest them or receive them in cash. Each sale or exchange of Fund shares is a taxable event.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The table that follows presents performance information about each Fund (except for the Black Oak Emerging Technology Fund, which had not commenced operations as of October 31, 2000). This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen, LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-462-5386.


                                 Pagd 22 of 25


              For a Share Outstanding Throughout the Periods Ended October 31,

                                       Realized
                                       and
                                       Unrealized                                   Net
               Net Asset  Net          Gains (or    Distributions                   Asset             Net Assets   Ratio of
               Value      Investment   Losses)      from Net        Distributions   Value             End of       Expenses
               Beginning  Income       on           Investment      from Capital    End of   Total    Period       to Average
               of Period  (Loss)       Securities   Income          Gains           Period   Return   (000)        Net Assets
   ---------------------------------------------------------------------------------------------------------------------------

     Pin Oak Aggressive Stock Fund
     2000      $41.85      $(0.20)     $29.33       --              $(1.53)         $69.45   71.36%   $1,219,288   1.00%
     1999       21.96       (0.13)      20.02       --               --              41.85   90.57       131,755   1.00
     1998(1)    19.46       (0.15)       2.65       --               --              21.96   12.85        41,444   1.00
     1997       17.08       (0.11)       2.49       --               --              19.46   13.93        31,681   0.99
     1996       17.32       (0.09)      (0.15)      --               --              17.08   (1.39)       23,738   0.96

     Red Oak Technology Select Fund
     2000      $16.94      $(0.13)     $17.04       --               --             $33.85   99.82%   $2,220,110   0.99%
     1999(1)    10.00       (0.05)       6.99       --               --              16.94   69.40+      168,562   1.00

     White Oak Growth Stock Fund
     2000      $53.28      $(0.19)     $23.96       --               --             $77.05   44.61%   $6,219,080   0.96%
     1999       34.04       (0.13)      19.37       --               --              53.28   56.52     2,196,364   1.00
     1998(2)    29.29       (0.05)       4.86       --               (0.06)          34.04   16.48       830,219   1.00
     1997       21.88        0.03        7.49       (0.04)           (0.07)          29.29   34.46       362,404   0.98
     1996       18.08        0.05        3.80       (0.05)           --              21.88   21.33        26,109   0.95





              For a Share Outstanding Throughout the Periods Ended October 31,


                                 Ratio of     Ratio of Net
                                 Expenses     Income (Loss)
                 Ratio of Net    to Average   to Average
                 Income (Loss)   Net Assets   Net Assets
                 to Average      (Excluding   (Excluding      Portfolio
                 Net Assets      Waivers)     Waivers)        Turnover Rate
   ------------------------------------------------------------------------

    Pin Oak Aggressive Stock Fund
     2000        (0.59)%         1.02%        (0.61)%         13.16%
     1999        (0.57)          1.10         (0.67)          26.47%
     1998(1)     (0.79)          1.14         (0.93)          10.04%
     1997        (0.75)          1.23         (0.99)          17.30%
     1996        (0.62)          1.47         (1.13)          31.65

     Red Oak Technology Select Fund
     2000        (0.79)%         1.01%        (0.81)%         40.13%
     1999(2)     (0.81)          1.20%        (0.01)          16.54

     White Oak Growth Stock Fund
     2000        (0.38)%         0.96%        (0.38)%         13.86%
     1999        (0.34)          1.04         (0.38)           6.27
     1998(1)     (0.22)          1.07         (0.29)           6.16
     1997         0.06           1.14         (0.10)           7.90
     1996         0.23           1.50         (0.32)           8.07




     + Returns are for the period indicated and have not been annualized.

     (1) The Red Oak Technology Select Fund commenced operations on December 31, 1998. Returns for the period indicated have not been annualized, but all ratios for the period have been annualized.

     (2) The information set forth in this table for the period prior to February 27, 1998 is the financial data of the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund, respectively, each a series of the Advisors' Inner Circle Fund.

                              OAK ASSOCIATES FUNDS


Investment Adviser

Oak Associates, ltd.


Distributor

SEI Investments Distribution Co.


Legal Counsel

Morgan, Lewis & Bockius LLP

More information about Oak Associates Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated March 1, 2001, includes detailed information about Oak Associates Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-888-462-5386

By Mail:
Oak Associates Funds
P.O. Box 219441
Kansas City, Missouri 64121-9441

Overnight Delivery Only:  DST Systems
                          c/o Oak Associates Funds
                          330 W. 9th Street
                          Kansas City, Missouri 64105


By Internet: www.oakassociates.com

From the SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Oak Associates Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Oak Associates Funds' Investment Company Act registration number is 811-08549.

                           Trust: Oak Associates Funds

                                     Funds:
                           White Oak Growth Stock Fund
                          Pin Oak Aggressive Stock Fund
                         Red Oak Technology Select Fund
                       Black Oak Emerging Technology Fund

                                  March 1, 2001

                               Investment Adviser:

                              Oak Associates, ltd.


This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Oak Associates Funds (the "Trust") and should be read in conjunction with the Trust's prospectus dated March 1, 2001. This Statement of Additional Information is incorporated by reference into the Trust's Prospectus. Prospectuses may be obtained by writing to the Trust or calling toll-free 1-888-462-5386.


                                TABLE OF CONTENTS


THE TRUST .............................................................     S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES .......     S-3
DESCRIPTION OF PERMITTED INVESTMENTS ..................................     S-5
INVESTMENT LIMITATIONS ................................................     S-11
THE ADVISER ...........................................................     S-14
THE ADMINISTRATOR .....................................................     S-16
THE DISTRIBUTOR .......................................................     S-17
THE TRANSFER AGENT ....................................................     S-18
THE CUSTODIAN .........................................................     S-18
INDEPENDENT PUBLIC ACCOUNTANTS ........................................     S-18
LEGAL COUNSEL .........................................................     S-18
TRUSTEES AND OFFICERS OF THE TRUST ....................................     S-18
CALCULATION OF TOTAL RETURN ...........................................     S-20
PURCHASING AND REDEEMING SHARES .......................................     S-21
DETERMINATION OF NET ASSET VALUE ......................................     S-21
TAXES .................................................................     S-22
FUND TRANSACTIONS .....................................................     S-24
DESCRIPTION OF SHARES .................................................     S-27
SHAREHOLDER LIABILITY .................................................     S-27
LIMITATION OF TRUSTEES' LIABILITY .....................................     S-27
CODE OF ETHICS ........................................................     S-28
5% AND 25% SHAREHOLDERS ...............................................     S-28
EXPERTS ...............................................................     S-29
FINANCIAL STATEMENTS ..................................................     S-30
APPENDIX ..............................................................     A-1

                                    THE TRUST


This Statement of Additional Information relates to the White Oak Growth Stock Fund (the "White Oak Fund"), Pin Oak Aggressive Stock Fund (the "Pin Oak Fund"), Red Oak Technology Select Fund (the "Red Oak Fund") and Black Oak Emerging Technology Fund (the "Black Oak Fund") (each a "Fund" and collectively, the "Funds" ). Each Fund is a separate series of Oak Associates Funds (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated November 6, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. On February 27, 1998, the White Oak Fund and Pin Oak Fund acquired substantially all of the assets and liabilities of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "AIC White Oak Fund" and the "AIC Pin Oak Fund", respectively, and collectively the "Predecessor Funds") of the Advisors' Inner Circle Fund. See "Description of Shares." No investment in shares of a fund should be made without first reading that fund's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


Voting Rights


Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

               ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES
                                  AND POLICIES

White Oak Growth Stock Fund

The White Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.

The White Oak Fund will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Fund will invest primarily in common stocks. The Fund will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $5 billion). The Fund may also purchase securities of smaller established companies if its investment adviser, Oak Associates, ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

Pin Oak Aggressive Stock Fund

The Pin Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve this investment objective.

The Pin Oak Fund will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Fund will invest primarily in common stocks. The Fund will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $500 million and $5 billion). These companies may be positioned in emerging growth industries, i.e., industries comprised largely of companies that are early in their life cycle, but which, in the Adviser's judgement, have the potential to become major enterprises. The Pin Oak Fund may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Fund's net asset value.

Red Oak Technology Select Fund

The Red Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund's objective.

Under normal market conditions, the Red Oak Fund will invest primarily in companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing growth in sales and earnings driven by technology related products and services. The Red Oak Fund is non-diversified and will concentrate its investments (i.e., invest at least 25% of its total assets) in companies operating directly in the "technology industry," which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics ("Technology Companies"). As a result of this focus, the Red Oak Fund offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

Black Oak Emerging Technology Fund

The Black Oak Fund seeks long-term capital growth. This investment objective is fundamental and cannot be changed without the consent of shareholders. Current income is incidental to the Fund's objective.

The Black Oak Fund is considered a "non-diversified" investment company, and may invest in fewer companies than diversified investment companies that spread their investments among many companies. The Fund will normally be as fully invested as practicable in common stocks of emerging technology issuers that the Adviser considers to be best positioned to experience above-average growth and/or become market leaders in the "emerging" (or fastest growing) segments of the technology sector. As secondary strategies, the Fund may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, ADRs, purchase put and call options and write covered call options on fixed income and equity securities, enter into futures contracts (including index futures contracts), purchase options on futures contracts, lend its securities and sell securities short. It may also invest in money market securities for liquidity purposes.


Emerging technology companies operate in industries that the Adviser believes have the potential to develop or are expected to benefit from new technology or significant improvements or enhancements to existing technology. Current examples of emerging technology companies include those developing, producing or distributing products or services related to computer networking, fiber optics and photonics, data storage, bandwidth enhancement, wireless and other communications technology, and combinations of high-speed voice, video and data transfer. There is, however, no guarantee that these types of companies will be the focus of future Fund investments given the speed of technological development. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Adviser generally does not base stock selection on the size of companies and "emerging" technology companies with the greatest potential for growth may have small to medium market capitalizations.

In General


Each Fund has adopted a policy to invest at least 80% of its net assets in the securities described in its investing strategy under normal circumstances. Any Fund that intends to change this policy will notify shareholder at least 60 days before instituting such change. In addition to each Fund's principal investments, and subject to this policy, each Fund may also invest in other securities which are not part of its respective principal investment strategy.

Each Fund will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Fund will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Fund may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Fund may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase.


The Adviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.


A Fund will not invest more than 15% of its net assets in illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Fund may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.; repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments" in this Statement of Additional Information. For a description of ratings, see the Appendix in this Statement of Additional Information.


                      DESCRIPTION OF PERMITTED INVESTMENTS



American Depositary Receipts ("ADRs")


ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Bankers' Acceptances


Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificate of Deposit


Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Futures and Options on Futures


Consistent with its investment objectives, the Black Oak Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), either for "bona fide hedging purposes" (as defined by the CFTC), or for non-hedging purposes to the extent that the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of the Fund's net assets.


The Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying securities, or securities represented by an index, are permitted investments of the Fund.


Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.


In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, liquid assets in an amount at least equal in value to such obligations.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

Investment Company Shares


Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of collateralized mortgage obligations ("CMOs") constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.


Options


Put and call options for various securities and indices are traded on national securities exchanges. As consistent with the Black Oak Fund's investment objectives, options may be used by the Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes, but also may be used for other purposes consistent with the Fund's investment objectives.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase
(sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although the Fund may engage in option transactions as hedging transactions and for other purposes consistent with its investment objectives, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Insofar as the Fund writes call options, it will write only covered call options.


It is an operating policy of the White Oak, Pin Oak and Red Oak Funds not to write or purchase puts, calls, options or combinations thereof.


Repurchase Agreements

Repurchase Agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Securities of Foreign Issuers


Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.


Securities of Small- and Mid-Capitalization Issuers


The Pin Oak Fund will invest, and the Red Oak and Black Oak Funds may invest, primarily in common stocks of U.S. companies with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak, Red Oak and Black Oak Funds can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.


Short Sales


As consistent with their investment objectives, the Black Oak Fund may engage in short sales that are either "uncovered" or "against the box" while the White Oak, Pin Oak and Red Oak Funds may only engage in short sales "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.


Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.


Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agency Obligations


These include obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.


U.S. Government Direct Obligations


U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

Warrants and Rights


Warrants and rights are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or right ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants and rights more speculative than other types of investments. A Fund may invest in warrants and rights in accordance with the Prospectus.


                             INVESTMENT LIMITATIONS

Fundamental Policies


The following investment limitations are fundamental policies of each Fund that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

The White Oak, Pin Oak and Red Oak Funds may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets. This limitation does not apply to the Red Oak Fund.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. This limitation does not apply to the Red Oak Fund which will invest at least 25% of its total assets in companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics.

3.   Acquire more than 10% of the voting securities of any one issuer.

4.   Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Portfolio security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.


The Black Oak Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

2. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered to be a separate industry; and
     (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies


The following investment limitation of each Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

The White Oak, Pin Oak and Red Oak Funds may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

The Black Oak Fund may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.


4.   Purchase securities while its borrowing exceeds 5% of its total assets.


5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.


To meet federal tax requirements for qualification as a "regulated investment company," at the close of each quarter of its taxable year, each Fund will (a) limit its investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets; and (b) with respect to 50% of its total assets, limit its investment in the securities of any issuer to 5% of the Fund's total assets and will not purchase more than 10% of the outstanding voting securities of any one issuer.


                                   THE ADVISER


Oak Associates, ltd. (the "Adviser") is a professional investment management firm and registered investment adviser formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship founded in 1985. As of December 31, 2000, the Adviser had discretionary management authority with respect to approximately $24 billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets each Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.00% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds.

James D. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the portfolios of the White Oak Fund, the Pin Oak Fund (and their predecessor funds), the Red Oak Fund and the Black Oak Fund since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Mr. Oelschlager and Mr. MacKay have co-managed the Red Oak Fund since its inception. Mr. Oelschlager and Thomas H. Hipp have co-managed the Black Oak Fund since its inception. Ms. Barton has been a trader for the Adviser and its predecessor since 1985. Mr. Hipp has been an Equity Research Analyst for the Adviser since 1993.

Mr. MacKay is Assistant Portfolio Manager/Research Analyst for the White Oak Fund and the Pin Oak Stock Fund and co-manages the Red Oak Fund with Mr. Oelschlager. He has been with Oak Associates, ltd. since 1991. Previously, he was a credit analyst with the Pittsburgh National Bank. In 1990, he received a B.S. in Finance from Miami University in Oxford, Ohio. In 1994, Mr. MacKay earned his MBA from Case Western Reserve University in Cleveland, Ohio. In 1998, he earned the designation of Chartered Financial Analyst and has 10 years of investment experience.

The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Funds and the Predecessor Funds paid the Adviser the following advisory fees:



=============== =========================================== =================================== ==============================
                         Fees Paid                                   Fees Waived                         Fees Reimbursed
                ------------ -------------- --------------- ----------- ----------- ----------- --------- --------- ----------
                   1998          1999            2000          1998        1999        2000       1998      1999       2000
--------------- ------------ -------------- --------------- ----------- ----------- ----------- --------- --------- ----------
White Oak Fund  $4,049,439    $10,943,854    $29,688,312     $410,452    $570,217       $0         $0        $0        $0
--------------- ------------ -------------- --------------- ----------- ----------- ----------- --------- --------- ----------
Pin Oak Fund     $210,838      $473,424       $4,363,314     $49,316     $72,614     $130,821      $0        $0        $0
--------------- ------------ -------------- --------------- ----------- ----------- ----------- --------- --------- ----------
Red Oak Fund         *         $349,277       $7,953,067        *        $133,825    $178,721      *         $0        $0
--------------- ------------ -------------- --------------- ----------- ----------- ----------- --------- --------- ----------
Black Oak Fund       *             *              *             *           *           *          *         *          *
=============== ============ ============== =============== =========== =========== =========== ========= ========= ==========


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


The fees paid for the periods prior to February 27, 1998 represent advisory fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

The continuance of the Advisory Agreement as to any Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


                                THE ADMINISTRATOR


SEI Investments Mutual Funds Services ("the Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., Millennium Funds, Inc., The Nevis Fund, Inc., PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .04% on the first $10 billion of assets; .0175% on the next $5 billion of assets and
 .015% on all assets over $15 billion. However, the Fund pays the Administrator a minimum annual fee (if total complex net assets fall below $5 billion) of $95,000 annually per each existing Fund and $18,750 annually per any new funds.

The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Funds and the Predecessor Funds paid the following administrative fees to the administrator:



------------------------------- ----------------- ---------------------- ---------------------
                                 Administrative
                                   Fees Paid
                                ----------------- ---------------------- ---------------------
                                      1998                1999                   2000
------------------------------- ----------------- ---------------------- ---------------------
White Oak Fund                      $755,435           $1,539,778             $3,275,688
------------------------------- ----------------- ---------------------- ---------------------
Pin Oak Fund                        $53,768             $110,670               $661,602
------------------------------- ----------------- ---------------------- ---------------------
Red Oak Fund                           *                $101,384              $1,050,069
------------------------------- ----------------- ---------------------- ---------------------
Black Oak Fund                         *                    *                     *
------------------------------- ----------------- ---------------------- ---------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


The fees paid for the periods prior to February 27, 1998 represent administrative fees paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.


The Trust and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

                                 THE DISTRIBUTOR


SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Fund.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

                               THE TRANSFER AGENT

DST Systems, Inc., Kansas City, Missouri, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

                                  THE CUSTODIAN


First Union Bank, N.A., Philadelphia, Pennsylvania, acts as the custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, serves as the independent public accountants of the Trust.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trust pays the fees for unaffiliated Trustees.

JAMES D. OELSCHLAGER (DOB 10/03/42)-- Trustee*-- Managing Member, President, CIO and Founder of Oak Associates, ltd. since 1985. Assistant Treasurer and Director of Investment Management of Firestone Tire and Rubber, 1969-1985.

JOHN G. STIMPSON (DOB 03/17/42)-- Trustee**-- Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988-1993. Director of International Equity Sales, and Equity Sales Manager, Salomon Brothers (New York), 1985-1993. Director London Office, Salomon Brothers International (London, England), 1972-1985. Institutional Equity RR, duPont Glore Forgan, 1968-1972.

J. JOHN CANON (DOB 01/19/35)-- Trustee**-- Member of Board, Proconex since 1985. President, and Chairman of the Board, Synergistic Partners, Inc., 1974-1999. Application, Engineering and Sales, Fisher Controls Company, 1961-1974 and Carrier Corporation, 1957-1961.


STANFORD N. PHELPS (DOB 06/15/34)-- Trustee**-- Chairman, Clear Springs Land Company LLC since 1999. Chairman, Investors Life Insurance Corp. since 1994. Chairman, S.N. Phelps Realty LLC since 1994. Chairman, Wyatt Energy,
Inc. since 1994. Chairman, Commonwealth Oil Refining Company since 1984. Chairman, Realmark Holdings since 1983. Chairman, S.N. Phelps & Co. since 1986. President & CIO, U.S. Life Advisors and U.S. Life Income Fund, 1972-1974. Head of Bond Department, Drexel, Harriman & Ripley, 1970-1972. Head of Bond Sales, F.S. Smithers & Co., 1967-1970. Head of Restructuring/Workout, Citibank, N.A., 1960-1966.

WILLIAM E. WHITE (DOB 03/09/65) -- President -- Mutual Fund Product Manager of Oak Associates, ltd., the Adviser, since 1997. Account Director, SEI Investments, 1994-1997. Lieutenant, United States Navy, 1987-1994.


JENNIFER SPRATLEY, CPA (DOB 02/13/69) -- Treasurer and Chief Financial Officer-Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

SHERRY K. VETTERLEIN (DOB 06/22/62)-- Vice Presiden -- Vice President and Assistant Secretary of the Administrator and Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992-2000.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995.


LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.


WILLIAM E. ZITELLI (DOB 06/14/68) -- Vice President and Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 -
2000). Associate at Pepper Hamilton LLP (1997 - 1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994 - 1997).


TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1993-1997.


RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1989, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS S. HARMAN (DOB 03/05/57) -- Assistant Secretary -- 1800 M Street N.W., Washington, D.C. 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1998, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JOHN M. FORD (DOB 09/11/69) -- Assistant Secretary -- 1800 M Street, NW, Washington, DC 20036, Associate since 1998, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

SANDRA H. NOLL (DOB 02/29/64)-- Vice President and Assistant Secretary-- Portfolio Analysis, Compliance Officer, Certified Public Accountant of Oak Associates, ltd. since 1994.

LESLIE MANNA (DOB 03/03/62)-- Vice President and Assistant Secretary-- Mutual Fund Coordinator, Oak Associates, ltd. since 1997. Employee of Oak Associates, ltd. 1995-1997. Office Manager of Saltz, Shamis & Goldfarb, 1992-1995.

HEATHER MADDEN (DOB 07/31/74)-- Vice President and Assistant Secretary-- Mutual Fund Coordinator, Oak Associates, ltd. since 1998. Employee of Oak Associates, ltd. 1996-1998.

*Mr. Oelschlager is a Trustee who is an "interested" person of the Fund as that term is defined in the 1940 Act.

**Messrs. Stimpson, Canon and Phelps serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.


------------------------------ --------------------- ----------------- --------------- -----------------------------
 Name of Person and Position        Aggregate           Pension or       Estimated     Total Compensation from the
                                Compensation paid       Retirement         Annual       Fund and Fund Complex (*)
                               by the Fund for the       Benefits      Benefits Upon     Paid to Trustees for the
                                most recent fiscal   Accrued as Part     Retirement    most recent fiscal year end
                                     year end        of Fund Expenses
------------------------------ --------------------- ----------------- --------------- -----------------------------
    James D. Oelschlager                $0                 N/A              N/A         $0 for services on 1 board
------------------------------ --------------------- ----------------- --------------- -----------------------------
       John G Stimpson                $2,000               N/A              N/A          $2,000 for services on 1
                                                                                                  board
------------------------------ --------------------- ----------------- --------------- -----------------------------
        J. John Canon                 $2,000               N/A              N/A          $2,000 for services on 1
                                                                                                  board
------------------------------ --------------------- ----------------- --------------- -----------------------------
     Stanford N. Phelps               $2,000               N/A              N/A          $2,000 for services on 1
                                                                                                  board
------------------------------ --------------------- ----------------- --------------- -----------------------------


* The Trust is the only investment company in the "Fund Complex."

                           CALCULATION OF TOTAL RETURN


From time to time the Trust may advertise total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year and five year and since inception periods ended October 31, 2000, the average annual return for the Funds was as follows:



------------------------------ ----------------- ----------------- -------------
            Fund                Average Annual
                                 Total Return
                               Fiscal Year End
                               ----------------- ----------------- -------------
                                   One Year         Five Year          Since
                                                                    Inception *
------------------------------ ----------------- ----------------- -------------
White Oak Fund                      44.61%            33.88%           28.41%
------------------------------ ----------------- ----------------- -------------
Pin Oak Fund                        71.36%            32.87%           26.98%
------------------------------ ----------------- ----------------- -------------
Red Oak Fund                        99.82%             N/A             94.31%
------------------------------ ----------------- ----------------- -------------
Black Oak Fund                       N/A               N/A              N/A
------------------------------ ----------------- ----------------- -------------

* The AIC White Oak Fund and the AIC Pin Oak Fund each commenced operations on August 3, 1992. The Red Oak Fund commenced operations on December 31, 1998. The Black Oak Fund had not commenced operations on October 31, 2000.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

                        DETERMINATION OF NET ASSET VALUE


The securities of the Funds are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


                                      TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualifications as a Regulated Investment Company


Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.


Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

The Black Oak Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund may derive capital gains and losses in connection with sales other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income.

A Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.




In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State Taxes


No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.


                                FUND TRANSACTIONS


The Adviser is authorized to select brokers and dealers to effect securities transactions for each Fund. Each Fund will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities of purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund. For the fiscal year ended October 31, 2000, the Funds paid no directed brokerage commissions.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and rules promulgated by the SEC. The Distributor is not an affiliate of the Fund, but falls under the definition of "affiliated broker" of the Fund for purposes of Item 16 of Form N-1A under the 1933 Act. Under the 1940 Act and the 1934 Act, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended October 31, 2000, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:


------------------------------------- ---------------------------------- ----------------------------------
                Fund                  Total Dollar Amount of Brokerage        Total Dollar Amount of
                                      Commissions for Research Services   Transactions Involving Directed
                                                                             Brokerage Commissions for
                                                                                 Research Services
                                      ---------------------------------- ----------------------------------
                                                    2000                               2000
------------------------------------- ---------------------------------- ----------------------------------
White Oak                                           $414,080                           $0
------------------------------------- ---------------------------------- ----------------------------------
Pin Oak Fund                                        $ 31,300                           $0
------------------------------------- ---------------------------------- ----------------------------------
Red Oak Fund                                        $ 23,347                           $0
------------------------------------- ---------------------------------- ----------------------------------
Black Oak Fund                                        *                                 *
------------------------------------- ---------------------------------- ----------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

For the fiscal years ended October 31, 1998, 1999 and 2000, the Funds and the Predecessor Funds paid the following brokerage commissions:

-------------------------------- ------------- ------------ ------------ ----------------------------------
             Fund                   Total                                 Amount Paid to SEI Investments
                                  Brokerage                                             (1)
                                 Commissions
                                 ------------- ------------ ------------ ---------- ----------- -----------
                                     1998         1999         2000        1998        1999        2000
-------------------------------- ------------- ------------ ------------ ---------- ----------- -----------
        White Oak Fund             $256,724     $590,046    $2,018,066      $0       $22,447     $60,841
-------------------------------- ------------- ------------ ------------ ---------- ----------- -----------
         Pin Oak Fund               $9,381       $29,377     $136,492       $0        $2,007     $17,058
-------------------------------- ------------- ------------ ------------ ---------- ----------- -----------
         Red Oak Fund                 *          $27,099     $128,416        *         $860      $18,303
-------------------------------- ------------- ------------ ------------ ---------- ----------- -----------
        Black Oak Fund                *             *            *           *          *           *
-------------------------------- ------------- ------------ ------------ ---------- ----------- -----------

(1) The amounts paid to SEI Investments reflect fees paid in connection with repurchase agreement transactions.

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the periods prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

For the fiscal years indicated, the Funds paid the following brokerage commissions:




------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
Fund               Total $                              Total                          % of Total     % of Total
                   Amount of                            $                               Brokerage      Brokerage
                   Brokerage                            Amount                         Commissions   Transactions
                   Commissions                          of                             Paid to the     Effected
                      Paid                              Brokerage                      Affiliated       Through
                                                        Commissions                      Brokers      Affiliated
                                                        Paid                                            Brokers
                                                        to
                                                        Affiliated
                                                        Brokers
                   ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
                      1998        1999        2000       1998      1999      2000         2000           2000
------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
White Oak Fund      $256,724    $590,046   $2,018,066     $0     $22,447    $60,841       3.0%           46.1%
------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
Pin Oak Fund         $9,381     $29,377     $136,492      $0     $2,007     $17,058       12.5%          45.3%
------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
Red Oak Fund           *        $27,099     $128,416      *       $860      $18,303       14.3%          41.0%
------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------
Black Oak Fund         *           *            *         *         *          *            *              *
------------------ ----------- ----------- ------------ ------- ---------- ---------- -------------- --------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The fees paid for the periods prior to February 27, 1998 represent brokerage commissions paid by the AIC White Oak Fund and the AIC Pin Oak Fund, respectively.

Because the Funds do not market their shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds have acquired during their most recent fiscal year. As of October 31, 2000, the White Oak Fund held $60,983,000 of repurchase agreements with J.P. Morgan, $61,698,000 of repurchase agreements with Greenwich, $62,633,000 of repurchase agreements with Lehman Brothers, and $227,686,000 of repurchase agreements with Morgan Stanley, Dean Witter and Discover common stock, the Pin Oak Fund held $15,671,000 of repurchase agreements with J.P. Morgan, $21,918,000 of repurchase agreements with Greenwich and $19,267,000 of repurchase agreements with Lehman Brothers, and the Red Oak Fund held $3,706,000 of repurchase agreements with J.P. Morgan, $21,603,000 of repurchase agreements with Lehman Brothers, and $19,644,000 of repurchase agreements with Greenwich.

For the fiscal years ended October 31, 1999 and 2000, the Fund turnover rate for each of the Funds was as follows:



--------------------------- --------------------------- ------------------------
       Fund                  Portfolio Turnover Rate
                            --------------------------- ------------------------
                                       1999                       2000
--------------------------- --------------------------- ------------------------
  White Oak Fund                      6.27%                      13.86%
--------------------------- --------------------------- ------------------------
   Pin Oak Fund                      26.47%                      13.16%
--------------------------- --------------------------- ------------------------
   Red Oak Fund                      16.54%                      40.13%
--------------------------- --------------------------- ------------------------
  Black Oak Fund                        *                           *
--------------------------- --------------------------- ------------------------



* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


                              DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                              SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                                 CODE OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

                             5% AND 25% SHAREHOLDERS

White Oak Growth Stock Fund.



Shareholder                              Number of Shares             %
--------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                  41,938,240.10         44.41
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.          18,156,205.90         19.23
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

Pin Oak Aggressive Stock Fund.

Shareholder                              Number of Shares             %
--------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                  6,288,488.30            33.09
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.          4,108,086.40             21.62
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003


Red Oak Technology Select Fund.

Shareholder                              Number of Shares             %
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                  20,042,229.00           30.13
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.          14,693,514.42           22.09
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

National Investor Services Corp.            3,932,831.50            5.91
Special Custody Account
FEBO our Customers
Mutual Funds Department
55 Water St Fl 32
New York, NY 10041-3299

FIIOC Inc. Agent                            4,525,955.00            6.80
For certain employee benefit plans
100 Magellan Way #KW1C
Covington, KY 41015-1987]


Black Oak Emerging Technology Fund.

Shareholder                              Number of Shares             %
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                   7,605,719.91            27.00
Attn:  Mutual Funds / Team S
4500 Cherry Creek Dr. S Fl 3
Denver, CO 80209

National Financial Services Corp.           4,798,315.78            17.03
For the Exclusive Benefit
of our Customers
Attn:  Teri Louie -- Omnibus -- Fl 5
200 Liberty St.  1 World Fin. Ctr.
New York, NY 10281-1003

National Investor Services Corp.            1,447,875.00            5.14
Special Custody Account
FEBO our Customers
Mutual Funds Department
55 Water St Fl 32
New York, NY 10041-3299

                                     EXPERTS


The financial statements of the Oak Associates Funds have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.






                              FINANCIAL STATEMENTS

The financial statements, with respect to the White Oak Fund, Pin Oak Fund and Red Oak Fund, for the fiscal year ended October 31, 2000, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the Oak Associates Funds 2000 Annual Report to Shareholders, with respect to the White Oak Fund, the Pin Oak Fund and Red Oak Fund must accompany the delivery of this Statement of Additional Information.

Financial statements are not available for the Black Oak Fund because it had not commenced operations as of October 31, 2000.

                                    APPENDIX



DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.





Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.


The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings. Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.